UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 17, 2012

Date of Report (Date of earliest event reported)

Rovi Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-53413	26-1739297
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2830 De La Cruz Boulevard

Santa Clara, California 95050

(Address of principal executive offices, including zip code)

(408) 562-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On July 17, 2012, Rovi Corporation (the “Company”) issued a press release reporting its preliminary financial results for the period ended June 30, 2012 and updating estimates for fiscal year 2012. A copy of the press release is furnished as Exhibit 99.1 to this report.

The press release is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides non-GAAP or Adjusted Pro Forma information in the press release as additional information for its operating results. References to Adjusted Pro Forma information are to non-GAAP pro forma measures. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures used by other companies. The Company’s management believes that this presentation of Adjusted Pro Forma financial information provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, management uses these measures for reviewing the financial results of the Company and for budget planning purposes.

Item 7.01	Regulation FD Disclosure

On July 17, 2012, in connection with reporting its preliminary financial results for the period ended June 30, 2012 and updating estimates for fiscal year 2012, the Company published a letter to its stockholders with certain additional information about its financial results for the period ended June 30, 2012 and its updated 2012 estimates. A copy of such letter is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The letter to the Company’s stockholders is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

ITEM 9.01	Financial Statements and Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description

99.1	Press release dated July 17, 2012, reporting preliminary financial results for the period ended June 30, 2012 and updating estimates for fiscal year 2012.

99.2	Letter to the Company’s stockholders dated July 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation
(Registrant)

Date: July 17, 2012	By:	/s/ Stephen Yu
Stephen Yu
EVP and General Counsel